Exhibit 10.47

AMENDMENT NO. 1 dated as of April 12, 2005, to the Credit Agreement dated as of January 9, 2004 (the “Credit Agreement”), among AMERICAN AXLE & MANUFACTURING, INC. ( the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (“Parent”), the financial and other institutions party thereto as lenders (the “Lenders”) and JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

A.     Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, pursuant to the terms and subject to the conditions set forth therein.

B.     The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.

C.     The undersigned Lenders are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1.   Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement with such amendments effected hereby.

SECTION 2.   Amendments. (a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting in lieu thereof the following:

	Index Debt Ratings	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Category 1	≥ A-/A3	0.00%	0.50%	0.100%
Category 2	≥ BBB+/Baa1	0.00%	0.625%	0.125%
Category 3	≥ BBB/Baa2	0.00%	0.75%	0.150%
Category 4	≥ BBB-/Baa3	0.00%	1.00%	0.175%
Category 5	≤ BB+/Ba1	0.25%	1.25%	0.250%

(b)   The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Maturity Date” means April 12, 2010.

(c)   Section 3.04(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

(a) The Parent has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2004, reported on by Deloitte & Touche LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such date and for such period in accordance with GAAP.

(d)   Section 3.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

(b) Since December 31, 2004, there has been no material adverse change in the business, assets, operations or financial condition of the Parent and the Subsidiaries, taken as a whole.

SECTION 3.   Representations and Warranties. Each of Parent and the Borrower represents and warrants to each of the Lenders that:

(a)   After giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly made as of an earlier date, which were true and correct in all material respects as of such earlier date.

(b)   After giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.   Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(a)   the Master Assignment and Assumption Agreement dated as of the date hereof (the “Assignment and Assumption”) among the Borrower, Parent, the Assignors and Assignees (each as defined therein) and the Administrative Agent shall have become effective and the transactions contemplated thereby shall have been completed in accordance with its terms;

(b)   the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower and each of the Lenders;

(c)   the Administrative Agent shall have received such evidence as it shall reasonably request regarding the authority of Parent and the Borrower to enter into this Amendment;

(d)   the Administrative Agent shall have received from the Borrower all accrued interest, accrued fees and other amounts (other than (i) principal and (ii) amounts payable to any Terminating Lenders (as defined in the Assignment and Assumption) pursuant to Section 2.15 of the Credit Agreement) payable to the Lenders (including any Terminating Lenders) on the Amendment Effective Date under the Credit Agreement to the extent not previously paid (regardless of whether the same would be due and payable on the Amendment Effective Date under the Credit Agreement);

(e)   the Administrative Agent shall have received all fees separately agreed to be payable to the Lenders in connection with this Amendment; and

(f)   the Administrative Agent shall have received all other amounts due and payable by the Borrower hereunder or under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or thereunder.

SECTION 5.   Commitments. The parties hereto agree that, after giving effect to the assignments and assumptions made pursuant to the Assignment and Assumption, and effective immediately prior to the effectiveness of this Amendment on the Amendment Effective Date, the Commitments of the Lenders under the Credit Agreement are as set forth on Schedule 1 hereto.

SECTION 6.   Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective with respect to the matters expressly referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit

Agreement with such amendments effected hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.   Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.   Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.   Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.
by	/s/ Michael K. Simonte
Name: Michael K. Simonte
Title: Vice President, Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
by	/s/ Michael K. Simonte
Name: Michael K. Simonte
Title: Vice President, Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
by	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

BANK OF AMERICA, N.A.
by:	/s/ Chas McDonell
Name: Chas McDonell
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution BANK OF CHINA, LOS ANGELES BRANCH
by:	/s/ Jason Fu
Name: Jason Fu
Title: Vice President

by:	/s/ Xiao Wang
Name: Xiao Wang
Title: Branch Manager & VP

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Bank of China, New York Branch
by:	/s/ William W. Smith
Name: William W. Smith
Title: Chief Lending Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution BNP PARIBAS
by:	/s/ Richard Broeren
Name: Richard Broeren
Title: Managing Director

by:	/s/ Gaye Plunkett
Name: Gaye Plunkett
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

CALYON NEW YORK BRANCH
by:	/s/ Lee E. Greve
Name: Lee E. Greve
Title: Managing Director, Deputy Manager

CALYON NEW YORK BRANCH
by:	/s/ Thomas P. Gillis
Name: Thomas P. Gillis
Title: Managing Director
Head of Midwest Region

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution COMERICA BANK
by:	/s/ Robert M. Ramirez
Name: Robert M. Ramirez
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution HSBC Bank USA, National Associat:
by:	/s/ John G. Tierney
Name: John G. Tierney
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution KEYBANK NATIONAL ASSOCIATION
by:	/s/ Thomas J. Purcell
Name: Thomas J. Purcell
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

MERRILL LYNCH BANK USA
by:	/s/ Frank Stepan
Name: Frank Stepan
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution MIZUHO CORPORATE BANK, LTD.
by:	/s/ Robert Gallagher
Name: Robert Gallagher
Title: Senior Vice President & Team Leader

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution: National City Bank of the Midwest
by:	/s/ Brian Harbin
Name: Brian Harbin
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution Standard Federal Bank, N.A.
by:	/s/ Jason W. Bierlein
Name: Jason W. Bierlein
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution SUMITOMO MITSUI BANKING CORPORATION
by:	/s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution SUNTRUST BANK
by:	/s/ Heidi M. Khambatta
Name: Heidi M. Khambatta
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution THE BANK OF NEW YORK
by:	/s/ John M. Lokay, Jr.
Name: John M. Lokay, Jr.
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution The Bank of Nova Scotia
by:	/s/ V. Gibson
Name: V. Gibson
Title: Assistant Agent

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH
by:	/s/ Kazuya Matsushita
Name: Kazuya Matsushita
Title: General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution US Bank, National Association
by:	/s/ Jeff Janza
Name: Jeff Janza
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF APRIL ___, 2005, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS and JPMORGAN CHASE BANK, N.A., as Administrative Agent,

Name of Institution: WACHOVIA BANK, NA
by:	/s/ Frederick E Blumer
Name: Frederick E Blumer
Title: Director

Schedule I

Lender	Commitment
Administrative Agent:
JPMorgan Chase Bank, N.A.	$60,000,000.00
Syndication Agents:
Bank of America, N.A.	$60,000,000.00
Wachovia Bank, National Association	$50,000,000.00
Documentation Agents:
Standard Federal Bank, N.A.	$42,500,000.00
Managing Agents:
SunTrust Bank	$35,000,000.00
Key Bank, National Association	$35,000,000.00
Calyon New York Branch	$35,000,000.00
BNP Paribas	$35,000,000.00
Mizuho Corporate Bank, Ltd.	$35,000,000.00
Bank of China, New York Branch	$18,750,000.00
Bank of China, Los Angeles Branch	$13,750,000.00
Co-Agents:
Merrill Lynch Bank USA	$25,000,000.00
Sumitomo Mitsui Banking Corp., New York	$25,000,000.00
US Bank, National Association	$25,000,000.00
HSBC Bank USA, NA	$25,000,000.00
The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch	$17,500,000.00
The Bank of New York	$17,500,000.00
Comerica Bank	$17,500,000.00
National City Bank of the Midwest	$17,500,000.00
The Bank of Nova Scotia	$10,000,000.00
Total	$600,000,000.00